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                                                                   EXHIBIT 10.16


                         MAXIM INTEGRATED PRODUCTS, INC.

                            1996 STOCK INCENTIVE PLAN


                             Adopted August 16, 1996
                   Approved by Shareholders November 14, 1996

                 As further amended by the Board of Directors on
                        April 16, 1997 and May 15, 1997

                   Approved by Shareholders November 13, 1997

                       As further amended by the Board of
                      Directors on March 10, 1998, May 14,
                            1998, and August 13, 1998

         1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business.

         2. Definitions. As used herein, the following definitions shall apply:

              (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

              (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

              (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein.

              (d) "Board" means the Board of Directors of the Company.

              (e) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

                   (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                   (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole



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number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

              (f) "Code" means the Internal Revenue Code of 1986, as amended.

              (g) "Committee" means any committee appointed by the Board to administer the Plan.

              (h) "Common Stock" means the common stock of the Company.

              (i) "Company" means Maxim Integrated Products, Inc., a Delaware corporation.

              (j) "Consultant" means any person who is a consultant, advisor, independent contractor, vendor, customer or other person having a past, current or prospective business relationship with the Company or any Parent or Subsidiary.

              (k) "Continuing Directors" means members of the Board who either
(i) have been Board members continuously for a period of at least thirty-six
(36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

              (l) "Continuous Status as an Employee, Director or Consultant" means that the employment, director or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

              (m) "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party:

                   (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated,

                   (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company, or

                   (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.




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              (n) "Covered Employee" means any person who is a "covered
employee" under Section 162(m)(3) of the Code.

              (o) "Director" means a member of the Board.

              (p) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Parent or Subsidiary of the Company for purposes of Section 422 of the Code. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company. Except for purposes of grants of Incentive Stock Options, "Employee" also includes any person whom an officer identifies as a prospective employee of the Company or any Parent or Subsidiary of the Company.

              (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (r) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                   (i) Where there exists a public market for the Common Stock, the Fair Market Value of a share of Common Stock shall be (A) the closing sale price of the Common Stock for the last market trading day prior to the date of the determination or on the date of the determination, as determined by the Administrator at the time of the determination (or, if no sales were reported on either such date, on the last trading date on which sales were reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the closing price of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such price was reported on that date, on the last date on which such price was reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                   (ii) In the absence of an established market of the type described in (i), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith.

              (s) "Grantee" means an Employee, Director or Consultant who receives an Option under the Plan.

              (t) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

              (u) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

              (v) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              (w) "Option" means a stock option granted pursuant to the Plan.

              (x) "Option Agreement" means the written agreement evidencing the grant of






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an Option executed by the Company and the Grantee, including any amendments thereto.

              (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

              (z) "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

              (aa) "Plan" means this 1996 Stock Incentive Plan.

              (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

              (cc) "Share" means a share of the Common Stock.

              (dd) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

              (ee) "Subsidiary Disposition" means the disposition by the Company of its equity holdings in any subsidiary corporation effected by a merger or consolidation involving that subsidiary corporation, the sale of all or substantially all of the assets of that subsidiary corporation or the Company's sale or distribution of substantially all of the outstanding capital stock of such subsidiary corporation.

         3. Stock Subject to the Plan.

              (a) Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to this Plan is 22,000,000 Shares [adjusted to reflect the stock dividend effective December 5, 1997]; provided, however, that such maximum aggregate number of Shares shall be increased by the number of Shares or options returned to the Company's Incentive Stock Option Plan, 1987 Employee Stock Participation Plan, and Supplemental Nonemployee Stock Option Plan. Notwithstanding the foregoing, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be 22,000,000 Shares, and such number shall not be subject to adjustment as described above. The Shares to be issued pursuant to the Plan may be authorized, but unissued, or reacquired Common Stock.

              (b) If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option exchange program, or if any unissued Shares are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such Option, such unissued or retained Shares shall become available for future grant under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4. Administration of the Plan.

              (a) Plan Administrator.




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                   (i) Administration with Respect to Directors and Officers.
With respect to grants of Options to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                   (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Options and may limit such authority by requiring that such Options must be reported to and ratified by the Board or a Committee within six (6) months of the grant date, and if so ratified, shall be effective as of the grant date.

                   (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Options to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Options qualifying as Performance-Based Compensation. In the case of such Options granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

                   (iv) Administration Errors. In the event an Option is granted in a manner inconsistent with the provisions of this subsection (a), such Option shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

              (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                   (i) to select the Employees, Directors and Consultants to whom Options may be granted from time to time hereunder;

                   (ii) to determine whether and to what extent Options are granted hereunder;

                   (iii) to determine the number of Shares or the amount of other consideration to be covered by each Option granted hereunder;

                   (iv) to determine the Fair Market Value of the Common Stock in accordance with Section 2(r) of the Plan;

                   (v) to approve forms of Option Agreement for use under the Plan;

                   (vi) to determine the terms and conditions of any Option granted







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hereunder;

                   (vii) to amend the terms of any outstanding Option granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Option shall not be made without the Grantee's written consent;

                   (viii) to reduce the exercise price of any Option to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Option without a material adverse impact on the Grantee; provided, however, that (A) such reductions in the aggregate do not apply to Options covering more than five percent (5%) of the maximum aggregate number of Shares available under
Section 0(0), above (as amended from time to time), in any twelve (12) month period, (B) such reduction is approved by a majority of the members of the Administrator, and (C) the Administrator determines in good faith and in writing that such reductions occur only infrequently and principally in response to conditions other than poor operating performance by the Company. For purposes of this subsection (0), the issuance of an Option in replacement of an existing Option with a lower exercise price (or a lower base amount on which appreciation is measured) without a material adverse impact on the Grantee shall be deemed to be a reduction in the exercise price of the earlier granted Option;

                   (ix) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

                   (x) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Option shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

                   (xi) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

              (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

         5. Eligibility. Non-Qualified Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options. Options may be granted to such Employees of the Company and its subsidiaries who are residing in foreign jurisdictions as the Administrator may determine from time to time.

         6. Terms and Conditions of Options.

              (a) Designation of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby





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in excess of the foregoing limitation, shall be treated as Non-Qualified Stock
Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

              (b) Conditions of Option. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms and conditions of each Option including, but not limited to, the Option vesting schedule, form of payment upon exercise of the Option and satisfaction of any performance criteria.

              (c) Individual Option Limit. The maximum number of Shares with respect to which Options may be granted to any individual in any fiscal year of the Company shall be 6,000,000 [adjusted to reflect the stock dividend effective December 5, 1997]. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an individual, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the individual. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

              (d) Term of Option. The term of each Option shall be ten (10) years from the date of grant for all Grantees other than Directors who are not Employees, in whose case the term shall be five (5) years from the date of grant. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

              (e) Transferability of Options. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Grantee only by the Grantee. Non-Qualified Stock Options shall be transferable to the extent provided in the Option Agreement.

              (f) Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

              (g) Vesting During Leave of Absence. During any leave of absence from employment, directorship or consulting arrangement with the Company or any Parent or Subsidiary, vesting of such Grantee's Options shall cease, and shall resume upon the Grantee's return to his or her relationship with the Company, Parent or Subsidiary. The dates on which such Grantee's Options vest shall thereafter be adjusted by the duration of the leave of absence.

         7. Option Exercise Price, Consideration and Taxes.



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              (a) Exercise Price. The exercise price for an Option shall be as follows:

                   (i) In the case of an Incentive Stock Option:

                       (a) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                       (b) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                   (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator; provided, however, that in the case the per Share exercise price is less than one hundred percent (100%) of the Fair Market Value per Share on the date of the grant, the Administrator determines in writing and in good faith that (A) such grants are made infrequently, (B) there is a good business reason for the grant that outweighs the normal presumption of a per Share exercise price of not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, and (C) the aggregate number of Shares subject to such Options does not exceed five percent (5%) of the aggregate maximum number of Shares under Section 0(0), above, as amended from time to time.

                   (iii) In the case of Options intended to qualify as Performance-Based Compensation, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

              (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise of an Option including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                   (i) cash;

                   (ii) check;

                   (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

                   (iv) surrender of Shares (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);




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                   (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

                   (vi) any combination of the foregoing methods of payment.

              (c) Taxes. In connection with each option granted pursuant to this Plan, at any time when the Company could have any withholding obligation (whether for Federal, state, local or foreign income, disability, Medicare, employment or other taxes or otherwise) as a result of exercise of an option, the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise, or the disposition of shares acquired upon such exercise, the Company shall have no obligation to permit exercise of such option or to issue any shares upon exercise of the option unless and until either the exercise of the option is accompanied by sufficient payment, as determined by the Company in its absolute discretion, to meet those withholding obligations on such exercise, lapse or disposition or other arrangements are made that are satisfactory to the Company in its absolute discretion to provide otherwise for such payment. The Company shall have no liability to any optionee or transferee for exercising the foregoing right not to permit exercise or issue shares.

         8. Exercise of Option.

              (a) Procedure for Exercise; Rights as a Stockholder.

                   (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement.

                   (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Option, notwithstanding the exercise of an Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Option Agreement or Section 10, below.

              (b) Exercise of Option Following Termination of Employment, Director or Consulting Relationship.

                   (i) An Option may not be exercised after the termination date of such Option set forth in the Option Agreement and may be exercised following the termination of a Grantee's Continuous Status as an Employee, Director or Consultant only to the extent that the Grantee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the Option Agreement). Options shall be exercisable for a period of ninety (90) days following termination generally, and for a period of





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five hundred forty-seven (547) days following termination due to death of the
Grantee or three hundred sixty-five (365) days following termination due to the disability of the Grantee (or, in each case, such other period of time as is determined by the Administrator, which such determination in the case of an Incentive Stock Option shall be made at the time of grant of the Option).

                   (ii) All Options shall terminate to the extent not exercised on the last day of the period specified in paragraph (i) above or the last day of the original term of the Option, whichever occurs first.

                   (iii) Any Option designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Status as an Employee, Director or Consultant shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

              (c) Exercise of Option Following Termination of Employment, Director or Consulting Relationship. In the event of termination of a Grantee's Continuous Status as an Employee, Director or Consultant with the Company for any reason other than disability or death (but not in the event of an Grantee's change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only within ninety (90) days after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Grantee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. If the Grantee should die within ninety (90) days after the date of such termination, the Grantee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option to the extent that the Grantee was entitled to exercise it at the date of such termination within five hundred forty-seven (547) days of the Grantee's date of death, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement. In the event of an Grantee's change of status from Employee to Consultant, an Employee's Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the ninety-first (91st) day following such change of status. If the Grantee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

              (d) Disability of Grantee. In the event of termination of a Grantee's Continuous Status as an Employee, Director or Consultant as a result of his or her disability, Grantee may, but only within three hundred sixty-five
(365) days from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that Grantee is not entitled to exercise the Option at the date of termination, or if Grantee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

              (e) Death of Grantee. In the event of the death of a Grantee, the Option may






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be exercised at any time within five hundred forty-seven (547) days following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Grantee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Grantee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

              (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

         9. Conditions Upon Issuance of Shares.

         (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option.

         11. Corporate Transactions/Changes in Control/Subsidiary Dispositions.

         (a) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Subsidiary Disposition or at the time of an actual Corporate Transaction, Change in Control or Subsidiary Disposition and exercisable at the time of the grant of an Option under the Plan or any time while an Option remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Options under the Plan and the release from restrictions on transfer





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and repurchase or forfeiture rights of such Options in connection with a
Corporate Transaction, Change in Control or Subsidiary Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Option vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Status as an Employee or Consultant of the Grantee within a specified period following the effective date of the Change in Control or Subsidiary Disposition. The Administrator may provide that any Options so vested or released from such limitations in connection with a Change in Control or Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Option. Effective upon the consummation of a Corporate Transaction, all outstanding Options under the Plan shall terminate unless assumed by the successor company or its Parent.

         (b) The portion of any Incentive Stock Option accelerated under this
Section 11 in connection with a Corporate Transaction, Change in Control or Subsidiary Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

         12. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated.

         13. Amendment, Suspension or Termination of the Plan.

              (a) The Board may at any time amend, suspend or terminate the Plan. To the extent required to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required.

              (b) No Option may be granted during any suspension of the Plan or after termination of the Plan.

              (c) Any amendment, suspension or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

         14. Reservation of Shares.

              (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

              (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. No Effect on Terms of Employment. The Plan shall not confer upon any Grantee





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

any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.






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